Exhibit 10.1




                  EMPLOYEE RESTRICTED STOCK

                      PURCHASE AGREEMENT



   Agreement,  made this  24th day  of February,  1994, between
          LADD   Furniture,  Inc.,  a   North  Carolina   corporation  (the

          "Company"), and Richard R. Allen (the "Employee").


   For   valuable   consideration,   receipt   of    which   is
          acknowledged, the parties agree as follows:


   1.   Purchase of  Shares.  The Employee  subscribes for and,

          upon acceptance, shall purchase, subject to the terms and conditions set forth in this Agreement, 6,871 shares (the

          "Shares") of common stock ("common stock"), $.10 par value, of the Company at a purchase price of $.10 per share. The aggregate purchase price of the Shares shall be paid by the Employee by check, payable to the order of the Company, or such other method as may be acceptable to the Company. Upon the Company's receipt of payment for the Shares, the Company shall issue to the

          Employee one or more certificates in the name of the Employee for
          that  number of Shares purchased  by the Employee.   The Employee

          agrees that the Shares shall be subject to the Re-purchase Option set forth in Section 2 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.


   2.   Re-purchase Option.


        (a) If the Employee ceases to be employed by the Company for any reason other than death or disability or ceases to be employed by the Company in an appropriate executive capacity (as determined by the Company in its sole discretion),

          prior to January 1, 1999, the Company shall have the right and option (the

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          "Re-purchase Option")  to purchase any or all  of the
          Shares from the Employee  at the same price as the  Employee paid for the Shares.


        (b) For purposes of this Agreement, employment with the Company shall include employment with a parent or subsidiary of the Company.


   3.   Exercise of Re-purchase Option and Closing.


        (a) The Company may exercise the Re-purchase Option by delivering or mailing to the Employee in accordance with Section

          14,  written  notice  of  exercise   within  60  days  after  the
          termination of the employment of the Employee with the Company or the date upon which the Employee ceases to be employed in an appropriate executive capacity (as determined by the Company in its  sole discretion).  This  notice shall specify  the number of
          Shares  to be purchased.   If and  to the extend  the Re-purchase

          Option is not exercised within the 60-day period, the Re-purchase Option shall automatically expire, effective upon the expiration of the 60-day period.


        (b) Within 10 days after his receipt of the Company's notice of the exercise of the Re-purchase Option pursuant to

          Subsection 3(a), the Employee shall tender to the Company at its principal offices the certificate or certificates representing the Shares that the Company has elected to purchase, duly endorsed in blank by the Employee or with duly endorsed stock powers attached, all  in form  suitable for the  transfer of  the
          Shares of  the Company.   Upon its  receipt of these  Shares, the

          Company shall deliver or mail to the Employee a check in the amount of the aggregate Option Price.

        (c)  After the time when any Shares are required to  be
          delivered  to  the   Company  for  transfer  to  it  pursuant  to

          Subsection 3(b), the Company shall not pay any dividend to the Employee on


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          account of those  Shares, or permit  the employee to

          exercise any of the privileges or rights of a stockholder with respect to those shares, but shall, insofar as permitted by law,

          treat the Company as the owner of the Shares.


        (d) The Option Price may be payable, at the discretion of the company, in cancellation of all or a portion of any outstanding indebtedness of the Employee to the Company, or in cash (by check), or both.


   4.   Restrictions on Transfer:


        (a)  Except as otherwise  provided in Subsection  4(b),

          the Employee shall not, during the term of the Re-purchase Option, sell, assign, transfer, pledge, hypothecate, or otherwise dispose of, by operation of law or otherwise (collectively "transfer"), any of the Shares, or any interest therein, unless the Shares are no longer subject to the Re-purchase Option.


        (b) Notwithstanding the foregoing, the Employee may transfer Shares to or for the benefit of any spouse, child or grandchild, or to a trust for their benefit, provided that those Shares shall remain subject to this Agreement, including without limitation the restrictions on transfer set forth in this Section 4 and the Re-purchase Option, and the permitted transferee shall,

          as a condition to the transfer, deliver to the Company a written instruction confirming that the transferee shall be bound by all of the terms and conditions of this Agreement.


   5. Effect of Prohibited Transfer. The Company shall not be required:


        (a) To transfer on its books any of the Shares that shall have been sold or transferred in violation of any of the provisions set forth in this Agreement; or


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        (b)  To treat  as  owner  of those  Shares  or  to  pay
          dividend to any transferee to whom any of those Shares shall have been sold or transferred.


   6.   Restricted  Legend.    All   certificates  representing
          Shares shall  have affixed thereto a legend  in substantially the

          following   form, in  addition to any  other legends  that may be
          required under federal or state securities laws:

        The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a Stock Restriction Agreement between the corporation and the registered owner of this certificate (or his predecessor in interest).
        This Agreement is available for inspection without charge at the office of the Secretary of the corporation.

   7.   Investment Representations.   The Employee  represents,

          warrants, and covenants as follows:


        (a) The Employee is purchasing the Shares for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the "Securities Act"), or any rule or regulation under the Securities Act.


        (b) He has had an opportunity he deems adequate to obtain from representatives of the Company the information necessary to permit him to evaluate the merits and risks of his investment in the Company.


        (c)  He   has   sufficient   experience  in   business,

          financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to that purchase.

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        (d)  He  can afford a complete loss of the value of the

          Shares and is able to bear the economic risk of holding the Shares for an indefinite period.


        (e)  He understands that:

             (i)  The Shares have not been registered
        under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act;

             (ii) The   Shares    cannot   be   sold,
        transferred, or otherwise disposed  of unless
        they  are  subsequently registered  under the
        Securities   Act   or   an   exemption   from
        registration is then available;

             (iii)  In any event,  the exemption from
        registration under Rule 144 will not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and

             (iv) The Company has no obligation or current intention to register the Shares under the Securities Act.


   (f) A legend substantially in the following form will be placed on the certificate representing the Shares:


        The  shares  represented by  this certificate
        have not been registered under the Securities
        Act of 1933, as amended, and may not be sold,
        transferred or  otherwise disposed of  in the
        absence   of    an   effective   registration
        statement under the Act or an opinion of counsel satisfactory to the corporation to the effect that registration is not required.

   8. Adjustments. If from time to time during the term of the Re-purchase Option there is any stock split, stock dividend,

          stock distribution, or other reclassification of the Common Stock of the Company, or any merger, consolidation, or sale of substantially all
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          of the assets of the Company, any and all new,
          substituted, or additional  securities to which  the Employee  is entitled  by reason  of  his ownership  of  the Shares  shall  be
          subject immediately to:   The Re-purchase Option (and be included

          as "Shares"), the restrictions on transfer, and other provisions of this Agreement in the same manner and to the same extent as the Shares, and the Option Price shall be adjusted appropriately.


   9.   Withholding Taxes.


        (a) The Employee acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Employee any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Employee.


        (b)  If the Employee elects, in accordance with Section
          83(b)  of the  Internal  Revenue Code  of  1954, as  amended,  to recognize ordinary income in the year of acquisition of the Shares, the Company will require at the time of that election an additional payment for withholding tax purposes based on the difference, if any between the purchase price for the Shares and the fair market value of the Shares as of the day immediately preceding the date of the purchase of the Shares by the Employee.


   10.  Severability.   The  invalidity or  unenforceability of

          any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each

          other  provision  of  this   Agreement  shall  be  severable  and
          enforceable to the extent permitted by law.

   11. Waiver. Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.


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   12.  Binding Effect.  This  Agreement shall be binding upon, and inure to  the benefit  of, the Company  and the Employee  and

          their   respective   heirs,   executors,  administrators,   legal
          representatives,   successors,  and   assigns,  subject   to  the

          restrictions  on  transfer  set  forth  in   Section  4  of  this
          Agreement.


   13.  No  Rights to  Employment.   Nothing contained  in this

          Agreement shall be construed as giving the Employee any right to be retained, in any position, as an employee of the Company.


   14.  Notice.   All notices  required or permitted  hereunder

          shall be in writing and deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 14.


   15.  Pronouns.    Whenever  the  context  may  require,  any
          pronouns used  in this Agreement shall  include the corresponding masculine, feminine, or neuter forms. The singular form of nouns and pronouns shall included the plural, and the plural form of nouns and pronouns shall include the singular.


   16.  Entire  Agreement.    This  Agreement  constitutes  the
          entire agreement between  the parties, and  supersedes all  prior agreements and understandings relating to the subject matter of this Agreement.


   17.  Amendment.   This Agreement may be  amended or modified
          only by a written instrument executed by both the Company and the Employee.


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   18.  Governing Law.    This Agreement  shall  be  construed,
          interpreted, and enforced  in accordance with  the laws of  North

          Carolina.


   IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                       COMPANY

                       LADD FURNITURE, INC.



                       By:____________________________________
                          Chairman and Chief Executive Officer

                            Address:  P. O. Box HP-3
                                      High Point, NC 27261



                       EMPLOYEE



                       _______________________________________

                       Address:  _____________________________

                                 _____________________________

                       Social Sec. No.________________________












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